Exhibit 99.2

INVESTOR PRESENTATION Third Quarter 2024 MyBank.com

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2023 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

3 Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 32

4 Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 22 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Philadelphia, PA • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters

5 East Region Central Region West Region $560,561 $435,411 $322,331 Loans (000s) $486,660 $772,673 $140,967 Deposits (000s) 4% 45% 3% Deposit Market Share (1) (at June 30, 2024) 10 9 3 Branches Note: Out of market loans represent $114 million and are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets

6 6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income provides protection during times of low interest rates Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative and dynamic approach to attracting and retaining clients ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

7 7 Total Shareholder Return 1-Year 3-Year 5-Year First United 95.3% 82.7% 58.1 % S&P US Small Cap Banks 50.2% 3.3% 37.3% 2024 Proxy Peer Group 28.82% 4.5% 14.4% ▪ Average daily volume increased ▪ 9,687 shares 2023 (1 year ending 9.30.23) ▪ 20,459 shares 2024 (1 year ending 9.30.24) ▪ Dividend increased 10% in third quarter 2024

8 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.24%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining a slightly asset sensitive balance sheet and positioning for down rate environment ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during turbulent economic environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board ▪ Loan to deposit ratio of 94% ▪ Liquidity contingency plan in place and funds position monitored daily ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $353 million through correspondent lines of credit, FHLB and the Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 91% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication . ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and an environmental focus underlies all strategic priorities.

10 Third Quarter Financial Highlights $5.8 Million Net Income (1) $0.89 Diluted EPS (1) 1.20% * ROAA (1) 14.45 * ROATCE (1) 3.46% NIM ▪ Total assets increased $47.5 million compared to June 30, 2024 ▪ Consolidated net income (1) of $5.8 million in 3Q24 compared to $4.5 million in 3Q23 and $4.9 million in linked quarter; pre - provision net revenue of $8.0 million compared to $6.1 million and $7.7, respectively ▪ Net interest income, on a non - GAAP, FTE basis* remained stable in 3Q24 compared to 2Q24; increased interest income was offset by increased interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.24% in 3Q24 and 1.26% in the linked quarter ▪ Efficiency ratio of 60.52% (1) for the third quarter of 2024 compared to 61.39% for the linked quarter; decrease primarily attributable to the stable net interest income, non - interest expense and increased non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measure * 3Q2024 Annualized

11 Year to Date Financial Highlights $14.8 Million Net Income (1) $2.26 Diluted EPS (1) 1.01% * ROAA (1) 12.69% * ROATCE (1) 3.34% NIM ▪ Total assets increased $10.3 million compared to December 31, 2023 ▪ Consolidated net income (1) of $14.8 million as of September 30, 2024 compared to $13.3 million as of September 30, 2023; pre - provision net revenue of $22.1 million as of September 30, 2024 compared to $18.6 million as of September 30, 2023 ▪ Net interest income, on a non - GAAP, FTE basis* increased slightly by 2.80% for the nine months ended September 30, 2024 compared to the nine months ended September 30, 2023; increased interest income o ffset by an increase in interest expense due to the continued competitive deposit landscape ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.24% at September 30, 2024 compared to 1.26% at December 31, 2023 ▪ Efficiency ratio of 62.46% (1) as of September 30, 2024 compared to 66.42% September 30, 2023; decrease primarily attributable to the increase in net interest income, reduced expenses and increased non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measure * 3Q2024 Annualized

12 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $23.2 $30.8 $32.5 $25.9 $22.1 2020 2021 2022 2023 3Q2024 (1) See Appendix for a reconciliation of these non - GAAP financial measures $1.97 $3.54 $3.76 $2.80 $2.26 2020 2021 2022 2023 3Q2024 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,422 $1,469 $1,571 $1,551 $1,540 2020 2021 2022 2023 3Q2024 Total Gross Loans, including PPP ($ in millions) $1,168 $1,154 $1,279 $1,407 $1,448 2020 2021 2022 2023 3Q2024 $114 PPP $8 PPP

13 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 0.86% 1.35% 1.39% 0.97% 1.01% 2020 2021 2022 2023 3Q2024 11.92% 19.78% 19.94% 12.92% 12.69% 2020 2021 2022 2023 3Q2024

14 Total 1 - 4 Family 36% CRE - NOO 21% C&I 19% CRE - OO 11% C&D 6% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (09/30/2024) RE/Rental/Leasing NOO 22% RE/Rental/ Leasing OO, C&I 19% All Other 19% Accommodations 12% Services 7% RE/Rental/Leasing Multifamily 5% Trade 3% Construction - Developers 1% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 5% Construction - All Other 3% Commercial Loan Mix (09/30/2024)

15 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO -$ 4,237,633$ 832,798$ 7,736,621$ 73,936,436$ 120,156,906$ 206,900,392$ RE / Rental / Leasing - OO, C&I 10,681 29,466 914,549 8,988,354 47,775,853 120,406,884 178,125,787 RE / Rental / Leasing - Multifamily - 41,564 2,022,256 9,592,647 14,238,011 23,230,732 49,125,210 RE / Rental / Leasing - Developers - 48,504 76,198 - 1,869,444 41,823,228 43,817,374 Construction - All Other 38,500 67,247 75,708 1,771,957 5,683,516 17,214,616 24,851,544 Construction - Developers - - 2,201,744 75,708 381,297 8,814,639 11,473,387 Accommodations - 1,420,409 3,661,495 10,554,231 46,939,784 25,904,955 88,480,873 Services - 2,091,276 369,125 8,743,640 13,834,644 39,731,415 64,770,099 Health Care / Social Assistance - 1,858,371 4,848,386 7,694,077 23,076,254 37,477,089 Trade - 227,596 146,964 1,356,710 9,172,075 14,896,209 25,799,555 All Other 39,214 286,793 1,011,992 837,757 23,524,181 145,929,394 171,629,332 Totals 88,395$ 8,450,488$ 13,171,201$ 54,506,012$ 245,049,317$ 581,185,230$ 902,450,643$

16 Commercial Real Estate Focus on risk mitigation and managing of concentrations ▪ CRE / Total Capital: 233% ▪ ADC / Total Capital: 42% * There are no office buildings located in metropolitan markets or over four stories. ** There are no major/big box retail tenants. OFFICE* Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 10,993,308$ 33 333,131$ 6,454,763$ 6 1,075,794$ 17,448,072$ 39 447,386$ East 5,012,144$ 13 385,550$ 28,778,842$ 13 2,213,757$ 33,790,986$ 26 1,299,653$ OOM 78,067$ 1 78,067$ -$ 0 -$ 78,067$ 1 78,067$ West 7,642,809$ 16 477,676$ 40,069,051$ 17 2,357,003$ 47,711,861$ 33 1,445,814$ Grand Total 23,726,328$ 63 376,608$ 75,302,657$ 36 2,091,740$ 99,028,985$ 99 1,000,293$ % of Gross Loans 1.64% 5.20% 6.84% % of CRE 4.72% 14.98% 19.69% RETAIL** Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 9,019,604$ 19 474,716$ 359,012$ 3 119,671$ 9,378,616$ 22 148,763$ East 7,949,473$ 11 722,679$ 40,383,239$ 7 5,769,034$ 48,332,713$ 18 2,511,626$ OOM 2,764,429$ 2 1,382,214$ 15,402,906$ 4 3,850,727$ 18,167,335$ 6 3,651,356$ West 2,594,406$ 6 432,401$ 13,048,951$ 10 1,304,895$ 15,643,356$ 16 1,145,259$ Grand Total 22,327,911$ 38 587,577$ 69,194,108$ 24 2,883,088$ 91,522,020$ 62 1,476,162$ % of Gross Loans 1.54% 4.78% 6.32% % of CRE 4.44% 13.76% 18.20% CRE - Owner Occupied CRE - Non-Owner Occupied Total CRE - Owner Occupied CRE - Non-Owner Occupied Total

17 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2024 % to Total Type RepricingRepricing 2025 % to Total Type Repricing Repricing 2026 + % to Total Type Repricing Grand Total Commercial Loans 37,055,518$ 18.3% 10,893,889$ 55.2% 14,366,060$ 30.8% 104,232,906$ 29.7% 166,548,374$ Commercial Lines of Credit 73,717,766 36.5% - 0.0% - 0.0% 402,121 0.1% 74,119,887 Commercial Floor Plans 32,042,458 15.9% - 0.0% - 0.0% - 0.0% 32,042,458 Mortgage - 0.0% 8,839,689 44.8% 32,236,691 69.2% 246,578,857 70.2% 287,655,237 Home Equity Lines (no Locks) 10,807,348 5.4% - 0.0% - 0.0% - 0.0% 10,807,348 Other Consumer Lines* 48,352,742 23.9% - 0.0% - 0.0% - 0.0% 48,352,742 Totals 201,975,832$ 100.0% 19,733,579$ 100.0% 46,602,751$ 100.0% 351,213,884$ 100.0% 619,526,047$

18 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.35% 0.21% 0.27% 0.28% 0.56% 2020 2021 2022 2023 3Q2024 0.99% 0.60% 0.46% 0.48% 0.60% 2020 2021 2022 2023 3Q2024 1.41% 1.38% 1.14% 1.24% 1.24% 2020 2021 2022 2023 3Q2024 0.13% - 0.02% --- - 0.06% - 0.07% - 0.18% 2020 2021 2022 2023 3Q2024 Nonaccrual loans decreased by $6.6 million in Q2 as compared to Q1 due to repayment of $5.5 million and a $1.1 million charge - of f on one C&I relationship.

19 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 6.75 2.28% 28% 78,388 Treasury/Agency 4.98 2.46% 19% 51,715 Fixed MBS 6.42 1.89% 26% 71,902 CMO 6.40 4.40% 5% 12,645 Municipal 1.90 5.76% 1% 1,000 Corporate 4.48 1.98% 21% 57,649 Other 5.82 2.26% 100.0 $273,299 TOTAL Ratings: 100% of municipal holdings are rated A or better* $277.4 Million Thereafter 2028 2027 2026 2025 2024 Year $142,497 $17,975 $32,673 $30,053 $26,094 $8,414 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $57.6 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above.

20 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up400 Up300 Up200 Up100 BaseCase Dn100 Dn200 Intent - 29,001 - 26,025 - 22,365 - 18,639 - 14,879 - 11,173 - 7,567 AFS - 58,573 - 51,428 - 42,761 - 33,780 - 24,765 - 14,722 - 4,796 HTM - 87,574 - 77,453 - 65,126 - 52,419 - 39,644 - 25,895 - 12,363 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (35,488) 164,425 199,913 (35,488) 189,826 225,314 Tier 1 Capital (36,099) 182,642 218,741 (35,737) 208,502 244,240 Total Risk Based Capital (RBC) 4.20% 6.50% 4.50% (1.99%) 11.29% 13.28% (1.96%) 10.70% 12.66% CET 1 Ratio 4.71% 8.00% 6.00% (1.99%) 11.29% 13.28% (1.90%) 12.71% 14.61% Tier 1 Ratio 3.96% 10.00% 8.00% (1.99%) 12.54% 14.53% (1.87%) 13.96% 15.83% Total RBC Ratio 5.01% 5.00% 4.00% (1.90%) 8.78% 10.68% (1.87%) 10.01% 11.88% Leverage Ratio Locally held TIF bonds of $1.8 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

21 Deposits 30% 34% 32% 28% 27% 14% 16% 23% 23% 25% 40% 39% 36% 37% 39% 16% 11% 8% 10% 9% 0% 0% 0% 2% 0% 2020 2021 2022 2023 3Q2024 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.42 $1.54 $1.57 $1.58 Deposit Composition ($ in billions as of 09/30/2024) 82% 79% 81% 91% 94% Loan to Deposit Ratio 2020 2021 2022 2023 3Q2024 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 77% $1,181,065,681 Insured Deposits 18% $286,067,910 Uninsured – Uncollateralized Deposits 5% $73,263,491 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 50% $764,128,593 Retail Deposits 50% $776,268,489 Business Deposits

22 Funding 45% 45% 10% Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/Wholesale Maturities $40 $25 $25 March 2026 March 2026 September 2025 Dollars (in millions) FHLB Advance FHLB Advance 3.83% Federal Home Loan Bank 4.04% 3.83% Brokered CD Federal Home Loan Bank Federal Home Loan Bank Federal Home Loan Bank

23 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.99% 3.63% 3.85% 4.63% 5.15% 0.91% 0.51% 0.44% 1.92% 2.52% 3.34% 3.28% 3.56% 3.26% 3.34% 0.49% 0.24% 0.21% 1.16% 1.62% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 5.5% 2020 2021 2022 2023 3Q2024 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

24 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 53% Trust and Brokerage 17% Service Charges 1% Net Gain on Loan Sales 22% Debit Card Income 6% Bank - owned Life Insurance 1% Other Noninterest Income Non - Interest Income Mix 3Q2024 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 25% of operating revenue as of September 30, 2024 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,377 $1,482 $1,359 $1,532 $1,653 2020 2021 2022 2023 3Q2024

25 Committed to Efficiency & Innovation (1) See Appendix for a reconciliation of these non - GAAP financial measures Efficient operational platforms and fraud protection ▪ Mortgage Bot ▪ SecureLOCK Premium Debit Card Fraud ▪ Credit Insights/ Savvy Money Cross Marketing Tool ▪ ProfitStars forecasting model ▪ Automated Loan Booking ▪ Vericast Consumer Loan Lead Generator ▪ Customer Service Center Enhancements ▪ U1 - Connect Customer Relationship Management Software Efficiency Ratio (1) Strategic Target 53% - 58% FinTech Investments ▪ Provision IAM ▪ FinTech Funds Planned solutions for a seamless and secure client experience: ▪ Zelle for Business ▪ Online Banking External Transfer ▪ New Customer Relationship Management Tool ▪ Consumer Online and Mobile Banking Digital Platform Upgrade ▪ Business Online and Mobile Banking Digital Platform Upgrade ▪ Check Fraud Prevention Solution Decrease in first nine months of 2024 due primarily to increased net interest income related to loans repricing to higher rates, controlled expenses and increased non - interest income related to wealth. 64.6% 57.5% 56.4% 65.1% 62.5% 2020 2021 2022 2023 3Q2024

26 Liquidity Position Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (09/30/2024) Internal Sources $40,486 $40,486 Excess Cash $31,876 $31,876 Unpledged Securities (BV) External Sources $54,998 $29,000 $83,998 Federal Reserve (Discount Window) $140,000 $158,092 $0 $92,914 $0 $140,000 $251,006 $0 Correspondent Unsecured Lines of Credit FHLB Bank Term Funding Program $425,452 $121,914 $547,366 Total Funding Sources

27 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ $25 million FHLB advance maturing in September 2025 ▪ $25 million FHLB advance maturing in March 2026 ▪ $40 million FHLB advance maturing in March 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 7.4% 7.5% 6.3% 3.7% (3.8%) (7.7%) (11.9%) (15.6%) Net Interest Income (09/30/24) 4.1% 4.8% 4.4% 2.7% (2.9%) (6.0%) (8.9%) (12.8%) Net Interest Income (06/30/24) (21.8%) (15.5%) (10.1%) (3.8%) 1.8% 1.0% (3.1%) (9.7%) EVE (06/30/24) 12 Month Sensitivity Shock

28 Capital Management CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 14.83% 14.64% 15.06% 14.42% 14.61% 2020 2021 2022 2023 3Q2024 16.08% 15.89% 16.12% 15.64% 15.83% 2020 2021 2022 2023 3Q2024 10.36% 10.80% 11.46% 11.30% 11.88% 2020 2021 2022 2023 3Q2024 12.61% 12.50% 12.96% 12.44% 12.66% 2020 2021 2022 2023 3Q2024

29 Capital Management Tangible Book Value / Share TCE Ratio $17.17 $19.61 $20.90 $22.56 $25.06 2020 2021 2022 2023 3Q2024 6.97% 7.56% 7.59% 7.91% 8.51% 2020 2021 2022 2023 3Q2024

30 Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2023 Actual 12/31/2023 Actual 12/31/2022 Metric 8% - 12% - 26% (1) - 40% 27% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 34.6% 34.6% 15.9% Dividend Payout Ratio 1.25% - 1.60% 0.97% (1) 0.78% 1.39% ROAA 13% - 15% 12.92% (1) 10.51% 19.94% ROATCE 8% - 10% 7.91% 7.91% 7.59% TCE Ratio 6% - 8% 0.0% 0.0% 3.3% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 24.8% 24.8% 23.7% Non - Int Inc / Revenue 3.5% - 3.8% 3.26% 3.26% 3.56% N IM 7% - 10% 9.9% 9.9% 10.9% % Loan Growth Balance Sheet Growth 70% - 76% 74% 74% 69% Loans / Assets 85% - 90% 91% 91% 81% Loans / Deposits 53% - 58% 65.1% (1) 65.1% (1) 56.4% Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.32% 0.32% 0.30% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - 0.07% - 0.07% - 0.06% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis – Revised July 2024 (1) See Appendix for a reconciliation of these non - GAAP financial measures

31 Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n.

32 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 33 Pg. 34 Pg. 37 Pg. 39 Appendices

33 Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 33+ years career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 30+ years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Julie W. Peterson SVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience

34 34 John F. Barr Independent Director Chairman of the Board, Ellsworth Electric, Inc. Sanu Chadha Independent Director Managing Partner, M&S Consulting Christy DiPietro Independent Director, Audit Chair Chartered Financial Analyst, Hidden Cove Advisory Patricia Milon Independent Director Principal, Milford Advisory Group, LLC I. Robert Rudy Independent Director President, I.R. Rudy’s, Inc. Marisa Shockley Independent Director , Compensation Chair Retired H. Andrew Walls, III Independent Director President, MPB Print & Sign Superstore Member, MEGBA, LLC Beth E. Moran Independent Director, The Law Offices of Beth E. Moran Brian Boal Lead Independent Director, Nomination & Governance Chair Boal & Associates, PC Carissa L. Rodeheaver Chairman of the Board, President & CEO First United Corporation and First United Bank & Trust Board of Directors Kevin Hessler Independent Director , Principal, LSWG, Inc.

35 Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Director Diversity 55% 91% of our directors are gender and/or racially diverse of our directors are independent 0 - 5 5 - 10 10+ TENURE >60 50 - 60 <50 AGE Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x Policy to interview a diverse slate of candidates x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement

36 Board of Directors The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing ris k and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entreprene uri al businesses, they apply these diverse backgrounds to their work on behalf of our shareholders. Director Skills Matrix Walls Shockley 1 Rudy Rodeheaver Moran Milon Hessler 1 DiPietro 1 Chadha Boal 1 Barr x x x x x x x x Executive Leadership x x x Public Company Board Experience x x Information Technology x x x x x x Financial Services/ Banking x x x x Asset Management x x x Brokerage/ Investment Banking x x x x x x x x x x x Strategic Planning x x x x x Accounting/Finance x x x x Regulatory x x x x x x x x Risk Management x x Legal Expertise x x x x x x x Governance Board Tenure and Age 18 10 31 11 1 4 .5 3 3 10 10 Tenure 63 59 71 58 60 61 67 62 47 51 70 Age 1 Qualifies as a Financial Expert for proxy purposes. Brokered CD

37 Continuous Progress We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers a nd our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation x Enhanced Board oversight of Environment & Social issues x Enhanced Disclosure on Environment & Social issues x Continued progress on FUNC ESG strategy ESG Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Adopted a diversity policy for director refreshment x Formalized LID role & responsibilities

38 ESG at First United ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ 46% of deposit customers and 11% of loan customers enrolled in electronic statements ▪ 15 tons of paper securely shredded and recycled, 1,800 pounds of electronics and computers and 500 pounds of toner cartridges recycled Environmental ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ First United Community Dreams Foundation supporting financial literacy, education, affordable housing and neighborhoods ▪ Formed a Veteran Employee Resource Group and hold an annual Veterans Day Celebration ▪ Formalized a paid time off policy for community volunteerism Social ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Governance

39 This presentation includes certain non - GAAP financial measures, including pre - provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio . These non - GAAP financial measures and any other non - GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non - GAAP financial measures as tools for comparison . The following is a reconciliation of the non - GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures . Non - GAAP Reconciliation ($000s, except where otherwise noted) YTD 2020 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 9/30/2024 Pre-Provision Net Revenue ("PPNR") Pre-tax income, as reported 17,788$ 26,309$ 33,181$ 19,476$ 5,730$ 5,837$ 5,834$ 2,075$ 4,860$ 6,521$ 7,703$ 19,084$ Add back: Provision expense 5,401 (817) (643) 1,619 543 394 263 419 946 1,192 266 2,404$ Add back: FHLB penalty, gross - 2,368 - - - - - - - - -$ Add back: Contribution 1,000 - - - - - - - - -$ Add back: Insurance reimbursement (1,375) - - - - - - - - -$ Add back: Settlement expense, gross - 3,300 - - - - - - - - -$ Add back: Securities loss 4,214 4,214 - - -$ Add back: Branch closure expenses 623 623 562 - 562$ Pre-Provision Net Revenue, as adjusted 23,189$ 30,785$ 32,538$ 25,932$ 6,273$ 6,231$ 6,097$ 7,331$ 6,368$ 7,713$ 7,969$ 22,050$ Net Income Net income, as reported 13,841$ 19,770$ 25,048$ 15,060$ 4,375$ 4,414$ 4,513$ 1,758$ 3,698$ 4,914$ 5,770$ 14,382$ Less: Preferred stock dividends - - - - - - - - - - -$ Net income, available to common shareholders,as reported (a) 13,841$ 19,770$ 25,048$ 15,060$ 4,375$ 4,414$ 4,513$ 1,758$ 3,698$ 4,914$ 5,770$ 14,382$ Add back: FHLB penalty, net of tax - 1,790 - - - - - - - - - - Add back: Contribution, net of tax 770 - - - - - - - - - - Add back: Insurance reimbursement, net of tax (1,059) - - - - - - - - - - Add back: Settlement expense, net of tax - 2,565 - - - - - - - - - - Add back: Securities loss 3,259 3,259 - - - - Add back: Branch closure expenses 482 482 425 - - 425 Net income, as adjusted (b) 13,841$ 23,836$ 25,048$ 18,801$ 4,375$ 4,414$ 4,513$ 5,499$ 4,123$ 4,914$ 5,770$ 14,807$

40 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2020 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 9/30/2024 Weighted Average Common shares - basic (actual) (d) 7,003,955 6,710,463 6,649,740 6,685,676 6,675,181 6,703,805 6,714,267 6,649,493 6,643,898 6,526,553 6,467,597 6,546,016 Weighted Average Common shares - diluted (actual) (e) 7,013,164 6,716,587 6,661,055 6,701,243 6,697,102 6,717,527 6,727,579 6,662,765 6,655,637 6,536,546 6,481,620 6,557,934 Earnings Per Share - Basic Earnings Per Share - Basic, as reported (a)/(d) 1.98$ 2.95$ 3.77$ 2.25$ 0.66$ 0.66$ 0.67$ 0.26$ 0.56$ 0.75$ 0.89$ 2.20$ Add back: FHLB penalty, net of tax - 0.27 - - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - - Add back: Settlement expense, net of tax - 0.37 - - - - - - - - - - Add back: Securities loss 0.49 0.49 - - - - Add back: Branch closure expenses 0.07 0.07 0.06 - - 0.06 Earnings Per Share - Basic, as adjusted (b)/(d) 1.98$ 3.54$ 3.77$ 2.81$ 0.66$ 0.66$ 0.67$ 0.82$ 0.62$ 0.75$ 0.89$ 2.26$ Earnings Per Share - Diluted Earnings Per Share - Diluted, as reported (a)/(e) 1.97$ 2.95$ 3.76$ 2.24$ 0.65$ 0.66$ 0.67$ 0.26$ 0.56$ 0.75$ 0.89$ 2.20$ Add back: FHLB penalty, net of tax - 0.27 - - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - - Add back: Settlement expense, net of tax - 0.37 - - - - - - - - - - Add back: Securities loss 0.49 - - - 0.49 - - - - Add back: Branch closure expenses 0.07 - - - 0.07 0.06 - - 0.06 Earnings Per Share - Diluted, as adjusted (b)/(e) 1.97$ 3.54$ 3.76$ 2.80$ 0.65$ 0.66$ 0.67$ 0.82$ 0.62$ 0.75$ 0.89$ 2.26$

41 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2020 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 9/30/2024 Return on Average Assets (quarter and YTD annualized) Average Assets ( c) 1,613,669$ 1,765,148$ 1,801,711$ 1,924,119$ 1,892,111$ 1,930,093$ 1,954,107$ 1,963,840$ 1,958,684$ 1,933,390$ 1,912,887$ 1,943,802$ Return on Average Assets, as reported (a)/(c) 0.86% 1.12% 1.39% 0.78% 0.94% 0.92% 0.92% 0.36% 0.76% 1.02% 1.20% 0.99% Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - 0.10% 0.00% 0.00% - - - - - - Add back: Contribution, net of tax 0.04% 0.00% 0.00% - - - - - - Add back: Insurance reimbursement, net of tax -0.06% 0.00% 0.00% - - - - - - Add back: Settlement expense, net of tax - 0.15% 0.00% 0.00% - - - - - - Add back: Securities loss 0.17% 0.17% - - - - Add back: Branch closure expenses 0.02% 0.02% 0.09% 0.00% 0.00% 0.02% Return on Average Assets, as adjusted (b)/(c) 0.86% 1.35% 1.39% 0.97% 0.94% 0.92% 0.92% 0.55% 0.85% 1.02% 1.20% 1.01% Return on Average Common Stockholders' Equity Return on Average Tangible Common Stockholders' Equity Average common stockholders' equity (f) 127,101$ 132,550$ 137,685$ 155,631$ 149,416$ 155,358$ 156,346$ 156,141$ 163,944$ 165,040$ 170,778$ 166,758$ Average common stockholders' equity, as adjusted 127,101 132,550 137,685 155,631 149,416 155,358 156,346 156,141 163,944 165,040 170,778 166,758 Less: Average goodwill and intangibles 11,004 11,004 12,043 12,279 12,405 12,320 12,236 12,156 12,071 11,991 11,907 11,990 Average tangible common equity (g) 116,097$ 121,546$ 125,642$ 143,352$ 137,011$ 143,038$ 144,110$ 143,985$ 151,873$ 153,049$ 158,871$ 154,768$ Return on average common stockholders' equity, as reported (a)/(f) 10.89% 14.92% 18.19% 9.68% 11.87% 11.40% 11.45% 4.47% 9.07% 11.98% 13.44% 11.52% Add back: FHLB penalty, net of tax - 1.47% 0.00% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% 0.00% - - - - - - - - Add back: Insurance reimbursement -1.15% 0.00% 0.00% - - - - - - - - Add back: Settlement expense, net of tax 2.11% 0.00% 0.00% - - - - - - - - Add back: Securities loss 2.10% 2.10% - - - - Add back: Branch closure expenses 0.31% 0.31% 1.04% - - 0.25% Return on average common stockholders' equity, as adjusted (b)/(f) 10.89% 17.98% 18.19% 12.09% 11.87% 11.40% 11.45% 6.88% 10.11% 11.98% 13.44% 11.78% Return on average tangible common equity, as reported (a)/(g) 11.92% 16.27% 19.94% 10.51% 12.95% 12.38% 12.42% 4.84% 9.79% 12.91% 14.45% 12.41% Add Back: Impact of Tax Reform Act 0.00% 0.00% - - - - - - - - Add back: FHLB penalty, net of tax - 1.47% 0.00% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% 0.00% - - - - - - - - Add back: Insurance reimbursement -0.87% 0.00% 0.00% - - - - - - - - Add back: Settlement expense, net of tax - 2.11% 0.00% 0.00% - - - - - - - - Add back: Securities loss 2.10% 2.10% - - - - Add back: Branch closure expenses 0.31% 0.31% 1.04% - - 0.27% Return on average tangible common equity, as adj (b)/(g) 11.92% 19.61% 19.94% 12.92% 12.95% 12.38% 12.42% 7.25% 10.83% 12.91% 14.45% 12.69%

42 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2020 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 9/30/2024 Tangible Book Value per Common Share Total common equity, as reported (h) 131,047$ 141,900$ 151,793$ 161,873$ 152,868$ 155,156$ 154,990$ 161,873$ 165,481$ 164,177$ 173,979$ 173,979$ Less: Goodwill and intangibles 11,004 12,052 12,433 12,103 12,350 12,268 12,185 12,103 12,021 11,938 11,856 11,856 Total tangible common equity (i) 120,043$ 129,848$ 139,360$ 149,770$ 140,518$ 142,888$ 142,805$ 149,770$ 153,460$ 152,239$ 162,123$ 162,123$ Common shares outstanding - basic (actual) (j) 6,992,911 6,620,955 6,666,428 6,639,888 6,688,710 6,711,422 6,715,170 6,639,888 6,648,645 6,465,601 6,468,625 6,468,625 Tangible book value per basic common share (i)/(j) 17.17$ 19.61$ 20.90$ 22.56$ 21.01$ 21.29$ 21.27$ 22.56$ 23.08$ 23.55$ 25.06$ 25.06$ Tangible common equity to tangible assets ("TCE Ratio") Total assets, as reported (k) 1,733,414 1,729,838 1,848,169 1,905,860 1,937,442 1,928,346 1,928,201 1,905,860 1,912,953 1,868,599 1,916,126 1,916,126 Less: Goodwill 11,004 12,052 12,433 12,103 12,350 12,268 12,185 12,103 12,021 11,938 11,856 11,856 Total tangible assets (l) 1,722,410$ 1,717,786$ 1,835,736$ 1,893,757$ 1,925,092$ 1,916,078$ 1,916,016$ 1,893,757$ 1,900,932$ 1,856,661$ 1,904,270$ 1,904,270$ Tangible common equity to tangible assets (k)/(l) 6.97% 7.56% 7.59% 7.91% 7.30% 7.46% 7.45% 7.91% 8.07% 8.20% 8.51% 8.51% Net interest margin (tax equivalent) Net interest income 48,546$ 52,542$ 57,631$ 56,869$ 14,516$ 14,175$ 13,984$ 14,194$ 13,812$ 15,239$ 15,229$ 44,280$ Tax equivalent adjustment 917 939 940 629 227 226 117 59 57 57 59 173$ Tax equivalent net interest income (m) 49,463$ 53,481$ 58,571$ 57,498$ 14,743$ 14,401$ 14,101$ 14,253$ 13,869$ 15,296$ 15,288$ 44,453$ Average earning assets (n) 1,480,165$ 1,629,299$ 1,647,151$ 1,766,240$ 1,692,998$ 1,771,707$ 1,793,102$ 1,806,562$ 1,787,955$ 1,763,917$ 1,757,184$ 1,776,154$ Net interest margin (tax equivalent) (m)/(n) 3.34% 3.28% 3.56% 3.26% 3.53% 3.26% 3.12% 3.13% 3.12% 3.49% 3.46% 3.34% Efficiency Ratio Noninterest expense, as reported 43,934$ 47,764$ 43,145$ 50,244$ 12,638$ 12,511$ 12,785$ 12,310$ 12,881$ 12,364$ 12,313$ 37,558$ Less: FHLB penalty, gross (2,368) - - - - - - - - - - Less: Contribution (1,000) - - - - - - - - - - Less: Settlement expense - (3,300) - - - - - - - - - - Less: Branch closure expenses 623 623 562 - - 562 Noninterest expense, adjusted (o) 43,934$ 41,096$ 43,145$ 49,621$ 12,638$ 12,511$ 12,785$ 11,687$ 12,319$ 12,364$ 12,313$ 36,996$ Net interest income 48,546$ 52,542$ 57,631$ 56,868$ 14,516$ 14,174$ 13,984$ 14,194$ 13,812$ 15,239$ 15,229$ 44,280$ Noninterest income 18,577 20,714 17,906 14,471 4,394 4,569 4,898 610 4,875 4,841 5,053 14,769 Less: Insurance reimbursement - (1,375) - - - - - Less: Securities loss (4,214) (4,214) - - - Tax equivalent adjustment 917 939 940 629 227 226 117 59 57 57 59 173 Total tax equivalent revenue (p) 68,040$ 72,820$ 76,477$ 76,182$ 19,137$ 18,969$ 18,999$ 19,077$ 18,744$ 20,137$ 20,341$ 59,222$ Efficiency ratio, as adjusted (o)/(p) 64.57% 56.44% 56.41% 65.12% 66.03% 65.94% 67.28% 61.25% 65.71% 61.39% 60.52% 62.46%